SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

WEGENER CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

WEGENER CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD TUESDAY, JANUARY 23, 2007

To Our Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of WEGENER CORPORATION, a Delaware corporation (the “Company”), will be held at its home office at 11350 Technology Circle, Duluth, Georgia 30097, on Tuesday, January 23, 2007 at 7:00 p.m., Eastern Standard Time, for the following purposes:

1)	To elect three Class III directors to hold office until the 2010 Annual Meeting of Stockholders or until their successors shall have been elected and qualified. The Board of Directors recommends that stockholders vote for its nominees.

2)	To consider ratification of the appointment of BDO Seidman, LLP to serve as the independent registered public accounting firm for the Company for fiscal 2007. The Board of Directors recommends that stockholders vote for the ratification of the appointment of BDO Seidman, LLP.

3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed December 8, 2006 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. The stock transfer records of Wegener Corporation will not be closed.

A proxy statement and a proxy solicited by the Board of Directors, together with a copy of the 2006 Annual Report to Stockholders, are enclosed herewith. Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting in person, you are requested to sign and date the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

By Order of the Board of Directors

J. Elaine Miller

Secretary

Duluth, Georgia

December 18, 2006

PLEASE PROMPTLY COMPLETE AND RETURN THE

ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

WEGENER CORPORATION

11350 Technology Circle

Duluth, Georgia 30097

PROXY STATEMENT

For the Annual Meeting of Stockholders to be Held on January 23, 2007

General

This proxy statement and the accompanying form of proxy are being mailed to the stockholders of Wegener Corporation (the “Company” or “Wegener”) on or about December 18, 2006 in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, January 23, 2007 at its home office located at 11350 Technology Circle, Duluth, Georgia 30097 at 7:00 p.m. local time and any postponement or adjournment thereof. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by: (i) giving written notice of revocation to the Secretary of the Company; (ii) executing a proxy bearing a later date; or (iii) appearing at the Annual Meeting and voting in person.

Unless otherwise specified, all shares represented by effective proxies will be voted: (i) in favor of election of the three individuals nominated by the Board of Directors upon the recommendation of the Corporate Governance and Nominating Committee; and (ii) in favor of the ratification of the selection of BDO Seidman, LLP to serve as the independent registered public accounting firm for the Company for fiscal 2007. The Board of Directors does not know of any other business to be brought before the meeting, but as to any such other business, proxies will be voted upon any such matters in accordance with the best judgment of the person or persons acting thereunder as to what is in the best interests of the Company.

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited in person or by telephone by directors, officers or regular employees of the Company who will not receive additional compensation for such services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company will reimburse such persons for their reasonable expenses in doing so.

Holders of record of outstanding shares of the common stock of the Company at the close of business on December 8, 2006 are entitled to notice of and to vote at the Annual Meeting. As of December 8, 2006, there were approximately 12,579,051 shares of common stock outstanding. The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum.

Each outstanding share of common stock entitled to vote is entitled to one vote upon each matter submitted to a vote at any meeting of stockholders. All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or by the Company’s Certificate of Incorporation, all other matters shall be determined by the vote of the holders of a majority of the voting power present in person or represented by proxy and entitled to vote on the subject matter.

Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the nominee has not received instructions from the beneficial owner, and does not have discretionary power. An abstention from voting by a stockholder on proposals other than the election of directors will have the same effect as a vote against such proposal. Broker “non-votes” are not counted for purposes of determining whether proposals other than the election of directors have been approved, and will have no effect on the outcome of voting on such proposals.

Questions and Answers About the 2007 Annual Meeting of Stockholders

How do I vote in person?

If you owned shares of our common stock on the record date, December 8, 2006, you may attend the Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question “What if I am not the record holder of my shares?” If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the Annual Meeting, unless you have previously specially requested and obtained a “legal proxy” from your bank or broker and present it at the Annual Meeting.

How do I vote by proxy?

To vote by proxy, you should complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. To be able to vote your shares in accordance with your instructions at the Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the Annual Meeting. If you hold your shares through a bank or brokerage firm, you may have the option to provide your voting instructions via the Internet or telephone. Please review the enclosed voting form to determine if these voting options are available to you.

What if I am not the record holder of my shares?

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a proxy card with respect to your shares and only after receiving your specific instructions.

If I plan to attend the Annual Meeting, should I still submit a proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to submit a proxy card. Returning the enclosed proxy card will not affect your right to attend the Annual Meeting and vote.

How will my shares be voted?

If you give a proxy on the accompanying proxy card, your shares will be voted as you direct. If you submit a proxy to us without instructions, our representatives will vote your shares. Therefore, unless otherwise specified, all shares represented by effective proxies will be voted in accordance with the description on page 1 of this proxy statement. Submitting a proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the Annual Meeting.

Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

How can I receive more information?

If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please contact our Controller, James T. Traicoff, at (770) 623-0096.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of November 30, 2006, with respect to ownership of the outstanding common stock of the Company by: (i) all persons known to the Company to own beneficially more than five percent of the outstanding common stock of the Company, including their addresses; (ii) each director, director nominee and executive officer of the Company; and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, the individual possesses sole voting and investment powers with respect to the shares shown.

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Robert A. Placek	2,017,727	(2)	15.7%

C. Troy Woodbury, Jr.	243,834	(3)	1.9%

Joe K. Parks	37,900	(4)	*

Thomas G. Elliot	39,800	(5)	*

Ned L. Mountain	95,436	(6)	*

Phylis A. Eagle-Oldson	16,000	(5)	*

David W. Wright	1,000,000	(7)	7.9%

Jeffrey J. Haas	5,050		*

Stephen J. Lococo	992,523	(8)	7.9%

David E. Chymiak	1,115,845	(9)	8.9%

Henry Partners, L.P., et al.	1,000,000	(10)	7.9%

Footprints Asset Management & Research, Inc.	992,523	(11)	7.9%

All executive officers and directors as a group (9 persons)	5,564,115	(12)	42.1%

*	Less than 1%

(1)	Includes stock options currently exercisable or exercisable within 60 days of the record date.

(2)	Includes 29,267 shares held in a 401(k) plan and stock options to purchase 287,150 shares. Mr. Placek’s business address is 11350 Technology Circle, Duluth, Georgia 30097.

(3)	Includes 22,759 shares held in a 401(k) plan and 184,575 shares subject to stock options.

(4)	Includes stock options to purchase 32,900 shares.

(5)	Represents stock options to purchase common stock.

(6)	Includes 6,389 shares held in a 401(k) plan and 70,000 shares subject to stock options.

(7)	These shares are indirectly beneficially owned by Mr. Wright by virtue of his control of Henry Partners, L.P. and Matthew Partners, L.P. See footnote (10) below.

(8)	Mr. Lococo is deemed to be the indirect beneficial owner of these shares, which are owned of record by Footprints Asset Management & Research, Inc. (“FAMR”), a registered Investment Advisor firm of which Mr. Lococo is the controlling shareholder, a director, and President and Portfolio Manager. See footnote (11) below. The number of shares shown includes approximately 279,000 shares held in an investment partnership of which Mr. Lococo is a partner and the assets of which are managed by FAMR.

(9)	The information regarding Mr. Chymiak is based solely on a Schedule 13G/A dated October 13, 2003 filed by Mr. Chymiak with the Securities and Exchange Commission on October 14, 2003. Mr. Chymiak’s address is 1605 E. Iola, Broken Arrow, Oklahoma 74102.

(10)	All information is based solely upon a Schedule 13D/A dated September 29, 2006 filed with the Securities and Exchange Commission on October 4, 2006 by a group of reporting persons comprised of Henry Partners, L.P., Matthew Partners, L.P., Henry Investment Trust, L.P. (“HIT”) and David W. Wright. According to the Schedule 13D/A, Henry Partners, L.P. possesses sole voting and dispositive powers with respect to 720,000 shares, or 5.7% of the outstanding common stock and Matthew Partners, L.P. possesses sole voting and dispositive powers with respect to 280,000 shares, or 2.2% of the outstanding common stock. David W. Wright is the President of Canine Partners, LLC, which is the sole general partner of HIT. HIT is the sole general partner of each of Henry Partners, L.P. and Matthew Partners, L.P. The business address of Henry Partners, L.P. and Matthew Partners, L.P. is 255 South 17th Street, Suite 2608, Philadelphia, Pennsylvania 19103.

(11)	FAMR possesses sole voting and dispositive powers with respect to 992,523 shares, or 7.9% of the outstanding common stock. The address of FAMR’s principal business office is 11422 Miracle Hills Drive, Suite 208, Omaha, Nebraska 68154.

(12)	Includes 58,415 shares held in a 401(k) plan and 630,425 shares subject to stock options.

Standstill Agreement

On September 29, 2006, the Company entered into a standstill agreement (the “Standstill Agreement”) with Henry Partners, L.P., Matthew Partners, L.P., Henry Investment Trust, L.P., and David W. Wright (collectively, the “DW Parties”), the term of which is approximately 12 months. David W. Wright is an affiliate of the other DW Parties and a member of the Board of Directors of the Company. Pursuant to the terms of the Standstill Agreement, the DW Parties have agreed, until the date which is the tenth business day prior to the last day on which a stockholder can submit director nominations to the Company for consideration at the 2008 Annual Meeting of Stockholders

(the “Restricted Period”), not to, among other things:

a)	acquire (or offer or agree to acquire) any material amount of assets of the Company or any subsidiary or division thereof or of any successor or controlling person;

b)	encourage any third party to acquire (or offer or agree to acquire) an aggregate of 20% or more (including any such securities held prior to the contact by such DW Party or affiliate of a DW Party) of any voting securities of the Company or any subsidiary thereof;

c)	participate (or encourage any third party to participate) in any “solicitation” of “proxies” to vote (as such terms are used in the rules of the SEC), or seek to advise or influence any person or entity with respect to the voting of any voting securities of the Company with respect to (i) a transaction describe in (a) or (b) above, (ii) any extraordinary transaction, such as a merger, reorganization or liquidation involving the Company or any subsidiary or division thereof, (iii) any material change in the present Board of Directors or management of the Company or any subsidiary or division thereof, including, but not limited to, any plans or proposals to change the number or the term of directors, to remove any director or to fill any existing vacancies on the Board of Directors, except as provided in the Standstill Agreement, or (iv) the opposition of any person nominated by the Corporate Governance and Nominating Committee.

d)	submit any stockholder proposal pursuant to Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for consideration at the Annual Meeting;

e)	make any public announcement with respect to any matter described in subparagraphs (a) through (c) above;

f)	form, join or in any way participate in a “group” as defined in Section 13(d)(3) of the Exchange Act, in connection with any of the foregoing; or

g)	take any action that could reasonably be expected to require the Company to make a public announcement regarding the possibility of any of the events described in subparagraphs (a) through (c) above.

The DW Parties further agreed that, during the Restricted Period, none of the DW Parties nor any affiliate of any DW Party will nominate or submit for nomination any person for election to the Board of Directors. Provided that the Company is not in material default under the Standstill Agreement, the DW Parties have agreed that, at the Annual Meeting, each DW Party will vote, or cause to be voted, all Company voting securities beneficially owned by such DW Party as of the record date for the Annual Meeting in favor of the election of all Company nominees to the Board of Directors.

See “Corporate Governance and Board Matters” and “Certain Relationships and Related Transactions” for additional terms and provisions of the Standstill Agreement.

AGENDA ITEM ONE

ELECTION OF DIRECTORS

The Board of Directors presently consists of nine directors, elected to staggered three-year terms. The Company’s Bylaws provide that the number of members of the Board of Directors shall be fixed at nine.

The terms of Thomas G. Elliot, Stephen J. Lococo and Ned L. Mountain will expire at the upcoming Annual Meeting. The Board of Directors, upon the recommendation of the independent Corporate Governance and Nominating Committee, has nominated Messrs. Elliot, Lococo and Mountain for reelection as Class III directors, to serve for a term of three years expiring in January 2010. Unless otherwise directed, the proxies will be voted at the meeting for the election of the foregoing nominees or, in the event of any unforeseen contingency, for a different person as substitute. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

Thomas G. Elliot, age 64, Class III director, has served as a director of the Company since September 1998. Mr. Elliot is a consultant and the principal of TGE & Associates, which was formed in 1997. Mr. Elliot engages in engineering and management consulting, among other activities. Mr. Elliot was previously employed by Telecommunications, Inc. (TCI) beginning in 1964, most recently as Senior Vice President of Engineering and Technical Services for TCI Cable Management, Inc. (from 1993 to 1997). Between 1989 and 1991, Mr. Elliot took a sabbatical from TCI to help form Cable Television Laboratories, Inc., a research and development consortium of cable television system operators representing most of the cable subscribers in North America, where he served as Vice President of Science and Technology. Mr. Elliot is past-chairman and at-large director of the Society of Cable Telecommunications Engineers (SCTE), founder of the SCTE Interface Practices Committee, serves on the NCTA Engineering Committee and on the Education and Training Committee of the CATV Center and Museum.

Stephen J. Lococo, age 50, was elected as a director of the Company on December 11, 2006, to fill the vacancy created by the death of Wendell H. Bailey. Since 2003, Mr. Lococo has been the controlling shareholder, a director and President and Portfolio Manager of Footprints Asset Management & Research, Inc., a registered Investment Advisor firm based in Omaha, Nebraska. From 2002 to 2003, Mr. Lococo served as a Registered Investment Executive with Smith Hayes Financial, and from 1990 to 2002, Mr. Lococo served as a Registered Investment Executive with Kirkpatrick Pettis, both also registered Investment Advisor firms.

Ned L. Mountain, age 58, Class III director, has served as a director of the Company since May 2003. Mr. Mountain has served as President and Chief Operating Officer of WCI since January 2005, and served as Executive Vice President of WCI from March 2002 to January 2005. He served as Senior Vice President of WCI from 1996 to March 2002. Mr. Mountain has been with Wegener for the past 24 years serving in numerous domestic and international sales, marketing, and management positions. He is a member of the NCTA engineering committee and serves as co-chair of the Quality Sound subcommittee. He has been involved in numerous cable-related projects including the satellite digital network control system currently in use by major programmers, as well as the satellite system used by most of the Fox Sports Networks.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FOREGOING NOMINEES.

The directors whose terms do not expire at the upcoming Annual Meeting are as follows:

Phylis A. Eagle-Oldson, age 57, Class I director, has served as a director of the Company since January 2004. Since 1999, Ms. Eagle-Oldson has served as President and Chief Executive Officer of the Emma L. Bowen Foundation, a media industry-sponsored initiative to develop diversity within the telecommunications industry. From 1980 to 1999, Ms. Eagle-Oldson was employed by National Cable and Telecommunications Association, serving as its Vice President, Administration and Finance, from 1985 to 1999. Her term of office expires in January 2008.

Joe K. Parks, age 71, retired, Class I director, has served as a director of the Company since May 1992. He served as Laboratory Director, Threat Systems Development Laboratory of the Georgia Tech Research Institute, a department of the Georgia Institute of Technology, from 1978 to 1995. The principal business of the Threat Systems Development Laboratory is to design and manufacture radar systems which simulate enemy threats. Prior to joining the Georgia Tech Research Institute, Mr. Parks was employed by Scientific Atlanta as manager of the MARISAT Program. His term of office expires in January 2008.

C. Troy Woodbury, Jr., age 59, Class I director, has served as Treasurer and Chief Financial Officer of Wegener since June 1988, and as a director of Wegener since December 1989. He also has served as Treasurer and Chief Financial Officer of WCI since September 1992, and as Senior Vice President of Finance since March 2002. Mr. Woodbury served as Executive Vice President of WCI from July 1995 to March 2002 and as Chief Operating Officer of WCI from September 1992 to June 1998. Prior to joining Wegener in 1988, Mr. Woodbury served as Group Controller for Scientific Atlanta, from March 1975 to June 1988. His term of office expires in January 2008.

Jeffrey J. Haas, age 45, Class II director, has served as a director of the Company since February 2006 and has served since May 2000 as Professor of Law at New York Law School. Mr. Haas previously taught at that school as an Associate Professor of Law from July 1996 to April 2000. His legal courses include corporate law (including corporate governance), securities regulation, mergers and acquisitions, mutual fund regulation, corporate finance and contract law. Prior to joining New York Law School, Professor Haas was in private legal practice with two national law firms. Professor Haas is a member of the board of trustees of American Independence Funds Trust, an open-end, management investment company registered under the Investment Company Act of 1940. His term of office expires in January 2009.

Robert A. Placek, age 68, Class II director, has served as a director of the Company since 1987 and is Chief Executive Officer, Chairman of the Board, and co-founder of Wegener. He has served as President and Chief Executive Officer of Wegener since August 1987 and as Chairman since May 1994. He has served as Chairman of the Board and Chief Executive Officer of Wegener Communications, Inc. (WCI) since its founding in 1979. His career spans over forty years in the satellite communications industry. Prior to co-founding Wegener, Mr. Placek started and managed the Satellite Communications Product Line at Scientific Atlanta. His term of office expires in January 2009.

David W. Wright, age 48, Class II director, has served as a director of the Company since February 2006 and has served since 1997 as the President of the general partner of Henry Partners, L.P. and Matthew Partners, L.P., two private investment partnerships that invest in securities of publicly traded, micro-cap companies. Mr. Wright is the President and Managing Member of Canine Partners, the general partner of Henry Investment Trust, L.P., which in turn is the general partner of each of Henry Partners and Matthew Partners. Mr. Wright also serves as a director of Quipp, Inc., a public company which designs, manufactures and installs material handling equipment for the news-paper industry. His term of office expires in January 2009.

Other than as described under “Security Ownership of Certain Beneficial Owners and Management – Standstill Agreement,” “Corporate Governance and Board Matters,” and the understanding of the nominees that they will serve as directors of the Company when elected, there are no arrangements or understandings between any director and any other person with regard to the nomination or election of such director, any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates may be a party.

Other than any interest that exists by virtue of (i) any position(s) he or she may hold with the Company or its affiliates as described in this document, and (ii) his or her status as a stockholder of the Company, no director has any interest, direct or indirect, in the matters to be acted upon at the Annual Meeting.

AGENDA ITEM TWO

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BDO Seidman, LLP, independent registered public accountants, audited the financial statements of the Company for the fiscal year ended September 1, 2006. The Audit Committee of the Board of Directors has selected this same firm to audit the financial statements of the Company for the current fiscal year and proposes that the stockholders ratify this selection at the Annual Meeting. Management is not aware that such firm nor any of its members or associates has or has had during the past year any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with their professional engagement.

Stockholder ratification of this appointment is not required. Management has submitted this matter to the stockholders because it believes the stockholders’ views on the matter should be considered, and if the proposal is not approved, management may reconsider the appointment. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting to respond to stockholders’ questions, and will have an opportunity to make any statements they consider appropriate.

Principal Accountant Fees and Services. The following is a summary of the fees and expenses billed to the Company by BDO Seidman, LLP for professional services rendered for the fiscal years ended September 1, 2006 and September 2, 2005, all of which were approved by the Audit Committee:

Fee Category	Fiscal 2006 Fees	Fiscal 2005 Fees
Audit Fees	$195,375	$171,775
Audit-Related Fees	–	29,950
Tax Fees	22,410	14,698
All Other Fees	–	–

Total Fees	$217,785	$216,423

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements. These services include meetings and consultation on various accounting matters ($7,825) in 2006 and ($5,200) in 2005.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services were none in 2006; and a special assignment related to an internal control review ($24,950) and audit of employee benefit plan ($5,000) in 2005.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. None.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has developed a pre-approval policy for the audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The pre-approval policy is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required periodically to report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date. The Audit Committee can also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2007.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence

The Board of Directors presently consists of nine members. The Company’s Bylaws provide that the number of members of the Board of Directors shall be fixed at nine. The Board of Directors has determined that Ms. Eagle-Oldson and Messrs. Elliot, Haas, Lococo, Parks and Wright have no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals are independent under the rules of the Nasdaq Stock Market (“NASDAQ”).

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, a standing Corporate Governance and Nominating Committee, and a standing Compensation and Incentive Plan Committee.

The Audit Committee is composed of Ms. Eagle-Oldson, Chairperson, and Messrs. Elliot, Parks and Wright, and held four meetings during the fiscal year ended September 1, 2006. The members of the Audit Committee are independent, as such term is defined by NASDAQ rules. The function of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, and to perform such other functions as described in the Audit Committee Charter of the Company. The Audit Committee considers the scope, approach, effectiveness and recommendations of the audit performed by the independent registered public accountants; determines and prescribes limits upon the types of non-audit professional services that may be provided by the independent accountants without adverse effect on the independence of such accountants; recommends the appointment of independent registered public accountants; and considers significant accounting methods adopted or proposed to be adopted.

The Corporate Governance and Nominating Committee is composed of Mr. Elliot, Chairman, Ms. Eagle-Oldson, and Messrs. Haas and Parks, and held five meetings during the fiscal year ended September 1, 2006. The members of the Corporate Governance and Nominating Committee are independent, as such term is defined by NASDAQ rules. The initial charge to the Committee by the Board was to review and make recommendations to the Board of Directors regarding the Company’s Stockholder Rights Agreement. The Board of Directors has approved and delegated the following additional authorities and responsibilities to the Corporate Governance and Nominating Committee, which include, but are not limited to:

(1) to lead the search for individuals qualified to become members of the Board of Directors and to recommend director nominees to be presented at the Annual Meeting of Stockholders;

(2) to review the Board of Directors’ committee structure and to make recommendations to the Board of Directors with respect to committee structure and the composition of the committees;

(3) to develop and recommend to the Board of Directors a set of corporate governance guidelines to be reviewed by the Committee not less frequently than annually;

(4) to review periodically the Company’s bylaws and recommend any changes thereto;

(5) to develop and make recommendations to the Board of Directors regarding an annual Board of Directors self-evaluation process;

(6) to review on an annual basis director compensation for service on the Board of Directors and committees; and

(7) in its discretion, to retain any outside professional person or firm to assist the Committee in carrying out its duties and responsibilities. See also “Nomination of Directors.”

The Compensation and Incentive Plan Committee is composed of Ms. Eagle-Oldson and Messrs. Parks and Elliot and did not meet during the fiscal year ended September 1, 2006. The functions of the Compensation and Incentive Plan Committee are: to consider and approve, or make recommendations to the Board of Directors with respect to, compensation arrangements for the Company’s senior management and the adoption of any benefit plans in which officers and directors are eligible to participate; and to recommend the key employees who will receive awards under the 1998 Incentive Plan, the award amount or number of shares of stock to be granted, and the terms and conditions of each award.

Standstill Agreement/Certain Board and Committee Matters

Pursuant to the Standstill Agreement, the Corporate Governance and Nominating Committee of the Board commenced a search to identify an individual for nomination for election as a Class III director at the 2007 Annual Meeting of Stockholders, to fill the vacancy created by the recent death of Mr. Wendell Bailey. The Committee solicited input from the Company’s major stockholders (other than the DW Parties) on potential nominees, and upon the Committee’s recommendation, Stephen J. Lococo was elected as a director by the Board on December 11, 2006. See “Election of Directors” and “Nomination of Directors.”

Also pursuant to the Standstill Agreement, the Board will hold six regular meetings per fiscal year and the Annual Meeting of Stockholders will continue to be held in January, consistent with its past practice. In addition, concurrent with the 2007 Annual Meeting, each Board committee will be comprised of not more than four members, all of whom shall be independent directors, including an equal number of independent directors who were serving on the Board prior to the 2006 Annual Meeting of Stockholders and independent directors who were elected at or following the 2006 Annual Meeting of Stockholders. At least one committee will be chaired by an independent director who was elected at or following the 2006 Annual Meeting. The Board will not designate an Executive Committee without the consent of all incumbent directors then serving.

The Board also approved two amendments to the Company’s Bylaws, to fix the number of members of the Company Board at nine, and to provide that, during the term of the agreement, the provision fixing the number of directors at nine cannot be amended other than by a majority vote of all of the members of the board, which includes the affirmative vote of Mr. Wright.

See “Security Ownership of Certain Beneficial Owners and Management – Standstill Agreement” and “Certain Relationships and Related Transactions” for a further discussion of the Standstill Agreement.

Audit Committee Financial Expert

The Board of Directors of the Company has determined that Phylis Eagle-Oldson qualifies as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission (“SEC”). Ms. Eagle-Oldson is “independent” as that term is defined under the rules of NASDAQ. The Board of Directors has also determined that each current member of the Audit Committee has past employment experience or background which results in such individual’s financial sophistication as required by NASDAQ, including, but not limited to, the ability to understand generally accepted accounting principles (“GAAP”), financial statements and internal controls and procedures, as well as the ability to assess the general application of GAAP. Each member of the Audit Committee understands Audit Committee functions, and the Board of Directors believes that the members of the Audit Committee possess the requisite knowledge and experience to adequately perform their duties under the Audit Committee Charter.

Meetings of the Board of Directors

The Board of Directors of the Company held nine meetings during the fiscal year ended September 1, 2006. During fiscal 2006, each director attended at least 75% of all meetings of the Board of Directors and Committee(s) on which he or she served.

As part of the Standstill Agreement, the Company has agreed to hold six regular meetings of the Board of Directors per fiscal year, and to continue to hold its annual meeting of stockholders in 2007 and 2008 during the month of January, consistent with its past practice.

Compensation of Directors

Each non-employee director is paid an annual retainer of $5,000, and for each meeting of the Board of Directors or any committee of the Board of Directors on which a non-employee director serves, such director is paid $1,000 for attendance in person and $300 for attendance by telephone conference. Directors are also reimbursed for reasonable out-of-pocket expenses. Pursuant to the Company’s 1998 Incentive Plan, each non-employee director receives an option to purchase 3,000 shares of common stock on the last business day of December of each year at an exercise price equal to the fair market value on such date. These options are exercisable for ten years. On December 30, 2005, each of Ms. Eagle-Oldson and Messrs. Wendell Bailey (now deceased), Elliot and Parks was granted an option to purchase 3,000 shares, respectively, at an exercise price of $1.34.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None of the members of the Compensation and Incentive Plan Committee is or has been one of the Company’s officers or employees. There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be disclosed in this proxy statement.

Nomination of Directors

The Board of Directors has appointed a separately constituted Corporate Governance and Nominating Committee and is currently reviewing and considering the adoption of Corporate Governance Guidelines (“Guidelines”) recommended by the Committee. The Committee does not presently have a charter, but will follow and be responsible for implementation of most of the Guidelines. The Guidelines, when approved and adopted by the Board, will be posted on the Company’s website. See also “Committees of the Board of Directors” on page 11 for a description of the Committee’s duties and responsibilities. The Committee considers director nominees for election to the Board of Directors and makes nominee recommendations to the Board of Directors. Generally, director nominees shall be persons of sound ethical character, be able to represent all stockholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful business experience and an understanding and appreciation of the major business issues facing the Company. Absent special circumstances, upon the recommendation of the Committee, the Board of Directors will continue to nominate qualified incumbent directors whom the directors believe will continue to make important contributions to the Board of Directors.

Pursuant to the Standstill Agreement, the Corporate Governance and Nominating Committee conducted a search to identify an individual for nomination for election as a Class III director of the Company at the Annual Meeting. The Committee solicited input from certain of the Company’s major stockholders, including Stephen J. Lococo, who is the President and Portfolio Manager of Footprints Asset Management & Research, Inc., which beneficially owns 7.9% of the outstanding stock of the Company. The Committee identified and interviewed multiple director prospects. The nominee selected by the Corporate Governance and Nominating Committee was Mr. Lococo, and upon recommendation of the Committee, the Board of Directors elected Mr. Lococo as a Class III director on December 11, 2006 and nominated him for reelection at the 2007 Annual Meeting. Mr. Lococo qualifies as an “independent director” as defined under the rules and regulations of NASDAQ.

The Corporate Governance and Nominating Committees will consider for possible nomination qualified nominees recommended by stockholders. Stockholders who wish to propose a qualified nominee for consideration shall submit complete information as to the identity and qualifications of that person to the Secretary of the Company at 11350 Technology Circle, Duluth, Georgia 30097. The Bylaws of the Company provide that no nomination submitted by a stockholder will be submitted to a stockholder vote at an annual meeting unless the Secretary of the Company has received written notice of the nomination on or prior to the date which is 60 days prior to the first anniversary of the date on which the Company first mailed proxy materials for the prior year’s annual meeting. Such notice must include the following:

(i) the name and address of the nominating stockholder;

(ii) a representation that the stockholder is a stockholder of the Company and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by the Board of Directors;

(iv) a description of all arrangements or understandings among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(v) the written consent of each nominee to serve as a director of the Company if so elected; and

(vi) such other information as may be required by applicable law or regulation.

Stockholder Communications with the Board

The Board of Directors has implemented a process for stockholders to send communications to the Board of Directors. Any stockholder desiring to communicate with the Board of Directors, or with specific individual directors, may do so by writing to the Secretary of the Company at 11350 Technology Circle, Duluth, Georgia 30097. The Secretary of the Company shall promptly forward all such communications to the Board of Directors or such individual directors.

Director Attendance at Annual Meeting of Stockholders

Although the Company does not have a formal policy with regard to directors’ attendance at annual meetings, it is the Company’s practice historically to hold a meeting of the Board of Directors prior to each year’s Annual Meeting of Stockholders, and therefore the Company’s directors generally attend the Annual Meeting of Stockholders following the Board of Directors meeting. All then-incumbent directors of the Company attended the 2006 Annual Meeting of Stockholders.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics which is applicable to all directors, officers and employees of the Company and its subsidiaries. A copy of the Company’s Code of Business Conduct and Ethics has been filed with the SEC as an exhibit to its Annual Report on Form 10-K for the year ended August 29, 2003 and such code is posted on the Company’s website at www.wegener.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company to file with the SEC reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 2006, all Section 16(a) filing requirements were complied with by its officers, directors and greater than 10% stockholders.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer and each other executive officer of the Company or Wegener Communications, Inc., a subsidiary of the Company (“WCI”), whose total annual salary and bonus exceeded $100,000 (the “Named Executive Officers”) for the fiscal years ended September 1, 2006, September 2, 2005 and September 3, 2004.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Annual Compensation			Long Term Compensation		All Other Compensation ($)(b)
Awards
		Salary ($)(a)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)
Robert A. Placek Chairman of the Board, President and Chief Executive Officer; Director	2006 2005 2004	$179,078 179,078 182,522	500 500 500	-0- -0- -0-	-0- -0- -0-	-0- 153,000 50,000	$25,244 22,367 21,531

C. Troy Woodbury, Jr. Treasurer and Chief Financial Officer; Director	2006 2005 2004	131,424 131,424 133,951	500 500 500	-0- -0- -0-	-0- -0- -0-	-0- -0- 25,000	9,692 8,692 7,962

Ned L. Mountain President and Chief Operating Officer of WCI; Director	2006 2005 2004	140,000 140,000 142,692	500 500 500	-0- -0- -0-	-0- -0- -0-	-0- -0- 50,000	9,982 7,449 5,088

(a)	Salary for fiscal 2004 reflects a 53-week fiscal year, compared to a 52-week year in fiscal 2006 and 2005.
(b)	Represents amounts contributed by the Company pursuant to the Company’s 401(k) plan and life insurance premiums paid by the Company, as follows:

Name	Fiscal Year	Insurance Premiums	401(k) Contributions
Robert A. Placek	2006 2005 2004	$15,552 13,675 13,569	$9,692 8,692 7,962

C. Troy Woodbury, Jr.	2006 2005 2004	-0- -0- -0-	9,692 8,692 7,962

Ned L. Mountain	2006 2005 2004	-0- -0- -0-	9,982 7,449 5,088

Stock Option Plans

No options were granted to the Named Executive Officers during the fiscal year ended September 1, 2006 under the Company’s 1998 Incentive Plan.

The following table provides certain information concerning each exercise of stock options during the fiscal year ended September 1, 2006 by the Named Executive Officers and the fiscal year end value of unexercised options held by such persons.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/ Unexercisable	Value ($) of Unexercised In-the-Money Options at Fiscal Year End Exercisable/ Unexercisable(1)
Robert A. Placek	0	0	287,150 / 0	21,879 / 0
C. Troy Woodbury, Jr.	0	0	184,575 / 0	26,490 / 0
Ned L. Mountain	0	0	70,000 / 0	8,400 / 0

(1)	The market value of the Company’s common stock on September 1, 2006 was $1.26 per share. The actual value, if any, an executive may realize will depend upon the amount by which the market price of the Company’s common stock exceeds the exercise price when the options are exercised.

Equity Compensation Plan Information

The following table summarizes information as of September 1, 2006 regarding the Company’s common stock reserved for issuance under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under the Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders	1,282,531	$1.56	541,669
Equity Compensation Plans Not Approved by Security Holders	- 0 -	N/A	- 0 -
TOTAL	1,282,531	$1.56	541,669

Retention Agreements

On May 2, 2003, following the approval and recommendation of a committee of the Board of Directors consisting solely of independent directors, Wegener entered into retention agreements with each of the Named Executive Officers and certain of its other key employees. Under the agreements with the Named Executive Officers, in the event of a change in control of Wegener, each such officer will be entitled to receive a cash payment of 2.5 times his annual salary and continued insurance benefits for a period of 30 months.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

David M. Placek is a Senior Software Engineer employed by WCI. David M. Placek is the son of Robert A. Placek, Chairman of the Board, President and Chief Executive Officer of the Company. During the fiscal year ended September 1, 2006, David M. Placek received the following compensation from WCI: base annual salary of $71,130 (which is David M. Placek’s current annual salary); cash bonus of $500; and no Company 401(k) Plan matching contributions.

As part of the Standstill Agreement, the Company agreed to reimburse Henry Partners, L.P., Matthew Partners, L.P. and Henry Investment Trust, L.P. (the “Partnerships”) for documented proxy solicitation costs and fees (including legal fees and expenses) incurred by the Partnerships through January 31, 2006, up to a maximum amount of $150,000, related to the successful proxy contest conducted by Henry Partners, L.P. in connection with the 2006 Annual Meeting of Stockholders of the Company. Following a 20% payment upon signing the Standstill Agreement, the balance will be paid in four equal quarterly installments of $30,000 each through September 30, 2007. David W. Wright, a director of the Company and beneficial owner of 7.9% of the Company’s common stock, is an affiliate of and controls the Partnerships. See “Security Ownership of Certain Beneficial Owners and Management – Standstill Agreement” and “Corporate Governance and Board Matters” for a further discussion of the Standstill Agreement.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report, the Report of the Compensation and Incentive Plan Committee on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

For the fiscal year ended September 1, 2006, the Audit Committee has reviewed and discussed the audited financial statements with management, has discussed with the independent registered public accountants the matters required to be discussed by SAS 61 and has received the written disclosures and a letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent accountants the independence of the independent registered public accountants. Based on the foregoing meetings, reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2006 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

This report is submitted by each member of the Company’s Audit Committee, as follows:

Phylis A. Eagle-Oldson, Chairperson Thomas G. Elliot	Joe K. Parks David W. Wright

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as an appendix to this Proxy Statement for the 2007 Annual Meeting. The members of the Audit Committee are independent, as such term is defined by Rule 4200(a)(15) of NASDAQ.

REPORT OF THE COMPENSATION AND INCENTIVE PLAN COMMITTEE

ON EXECUTIVE COMPENSATION

The Compensation and Incentive Plan Committee (“Committee”) is currently comprised of three non-employee directors of the Company, and is responsible for the review and determination of the compensation of the Chief Executive Officer and the other executive officers of the Company. Although the Committee did not meet during fiscal 2006, the following report describes the policies and components of compensation previously followed and considered by the Committee.

Compensation Policies

The performance of the Chief Executive Officer and the other executive officers of the Company is reviewed by the Committee in light of the performance of the Company and the Company’s working capital position and prospects. The Committee does not assign relative weights to the factors considered in setting compensation, but rather considers all factors as a whole. It is the Committee’s policy that the compensation paid to executive officers qualify for deductibility under Section 162(m) of the Internal Revenue Code. Future compensation policies will be developed in light of the Company’s profitability and with the goal of rewarding members of management for their contributions to the Company’s success.

Components of Executive Officer Compensation

Executive officer compensation consists of an annual base salary, a possible annual cash bonus, Company contributions to its 401(k) Plan on behalf of all participants, including the executive officers, and incentive compensation awards under the Company’s 1998 Incentive Plan. Perquisites and other personal benefits for executives consist only of automobiles and insurance premium payments for certain life insurance benefits for the Chief Executive Officer. There have been modest increases in Company contributions to all participant accounts in the 401(k) Plan in the past three years.

The Company has entered into retention agreements with each of the Named Executive Officers (and certain of its other employees) pursuant to which each Named Executive Officer will be entitled to receive a cash payment of 2.5 times his annual salary and continued insurance benefits for a period of 30 months in the event of a change in control of the Company.

The Company maintains the 1998 Incentive Plan for the purpose of awarding options and making other compensatory awards to directors, executive officers and other key employees. No awards were made to any executive officer during fiscal 2006.

How Base Salaries for Executive Officers are Determined

The base salaries of the Company’s executive officers are set at levels intended to be competitive with comparable companies in the satellite telecommunications industry. In past years, the Committee and the Board of Directors have reviewed, to the extent such information was available, the compensation paid to the chief executive officer and other executive officers of those companies. Such information has indicated that the compensation levels of the Company’s Chief Executive Officer and other executive officers are in the lower range of compensation paid by comparably situated companies. There have been no material changes in salary or bonus paid to the Named Executive Officers, including the Chief Executive Officer, in the past three fiscal years; there was a modest decrease in their annual salaries in fiscal 2005 and no change in their annual salaries in fiscal 2006.

Compensation of the Chief Executive Officer and Other Executive Officers

The Committee has reviewed the components of the Chief Executive Officer’s compensation, including salary, bonus, equity incentive compensation, unrealized stock option gains (if any), the dollar value to the Chief Executive Officer and costs to the Company of any perquisites and personal benefits, payments made on behalf of the Chief Executive Officer under the Company’s 401(k) Plan and potential obligations under the Retention Agreement. Based on this review, the Committee finds the Chief Executive Officer’s total compensation (and, in the case of the Retention Agreement, the potential payout), and the mix of components of compensation, to be reasonable and not excessive.

Likewise, based upon a similar review, the Committee finds the total compensation of the other executive officers (and, in the case of the Retention Agreements, the potential payouts), and the mix of components of compensation, to be reasonable and not excessive.

Phylis A. Eagle-Oldson

Thomas G. Elliot

Joe K. Parks

STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company’s common stock against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and the Index for the Nasdaq Telecommunications Stocks for the period of five fiscal years commencing September 1, 2001 and ending September 1, 2006. The graph assumes that the value of the investment in the Company’s common stock and each index was $100 on August 31, 2001.

	Cumulative Total Return
	8/31/01	8/30/02	8/29/03	9/3/04	9/2/05	9/1/06
WEGENER CORPORATION	$100.00	$136.11	$337.50	$180.56	$175.00	$175.00
NASDAQ STOCK MARKET (U.S.)	100.00	73.93	97.80	101.92	120.63	126.95
NASDAQ TELECOMMUNICATIONS	100.00	60.53	90.42	107.48	114.57	125.91

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND

REPORT ON FORM 10-K

Additional information concerning the Company, including financial statements of the Company, is provided in the Company’s 2006 Annual Report to Stockholders (which includes the Annual Report on Form 10-K) that accompanies this proxy statement. The Company’s Annual Report on Form 10-K for the year ended September 1, 2006, as filed with the SEC, is available to stockholders who make a written request therefor to Mr. James T. Traicoff, Controller, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097. Copies of exhibits filed with that report or referenced therein will be furnished to stockholders of record upon request and payment of the Company’s expenses in furnishing such documents. These documents and other information may also be accessed from the Company’s website at www.wegener.com.

STOCKHOLDERS’ PROPOSALS FOR 2008 ANNUAL MEETING

Stockholders may submit proposals appropriate for stockholder action at the Company’s Annual Meeting consistent with the regulations of the SEC. Proposals by stockholders intended to be presented at the 2008 Annual Meeting must be received by the Company no later than August 31, 2007 in order to be included in the Company’s proxy materials for that meeting. Such proposals should be directed to Wegener Corporation, Attention: Corporate Secretary, 11350 Technology Circle, Duluth, Georgia 30097. In connection with the Company’s Annual Meeting of Stockholders to be held in 2008, if the Company does not receive notice of a matter or proposal to be considered by November 14, 2007, then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is raised at that Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the SEC.

GENERAL

The cost of this proxy solicitation will be paid by the Company. Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company’s Annual Report to Stockholders for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees, and upon request, the Company will pay the reasonable expenses of record holders for mailing such materials to the beneficial owners.

Management knows of no other matters to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by your proxy will be voted thereon in accordance with the best judgment of the persons acting under such proxy.

In order that your shares may be represented if you do not plan to attend the meeting, and in order to assure a required quorum, please sign, date and return your proxy promptly. In the event you are able to attend, we will, if you request, cancel the proxy.

By Order of the Board of Directors,

J. Elaine Miller

Secretary

December 18, 2006

APPENDIX A

Wegener Corporation

Audit Committee of the Board of Directors

Charter

Adopted November 12, 2003

I.	Purpose of the Audit Committee

The purpose of the Audit Committee of the Board of Directors of Wegener Corporation (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

II.	Composition of the Audit Committee

The Audit Committee shall be comprised of at least three directors each of whom (i) is “independent” under the rules of the Nasdaq Stock Market, Inc., except as permitted by Nasdaq Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, (iii) is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and (iv) has not participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years. Members shall be appointed either by a majority of independent directors or by a nominations committee composed solely of independent directors.

All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication.

III.	Meetings of the Audit Committee

The Audit Committee shall meet at least once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent registered public accounting firm to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.	Responsibilities of the Audit Committee

To carry out its purpose, the Audit Committee shall have the following responsibilities:

1.	with respect to the independent registered public accounting firm,

(i)	to directly appoint, compensate, retain, oversee, evaluate, and terminate the independent registered public accounting firm, who must report directly to the Audit Committee;

(ii)	to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm; in this regard, the Audit Committee may, in its discretion, (A) delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting, and (B) pre-approve services using pre-approval policies and procedures, provided that (1) such policies and procedures are detailed as to the particular services to be provided, (2) the Audit Committee is informed about each such particular service, and (3) such policies and procedures do not result in the delegation of the Audit Committee’s authority to management;

(iii)	to ensure that the independent registered public accounting firm shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing all relationships between the independent registered public accounting firm and the Company, consistent with Independence Standards Board No. 1;

(iv)	to discuss with the independent registered public accounting firm any relationships or services disclosed in the Auditors’ Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent registered public accounting firm;

(v)	to actively engage in dialogue with the independent registered public accounting firm with respect to any disclosed relationship or services that may impact the independence of the registered public accounting firm;

(vi)	to obtain from the independent registered public accounting firm in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and any material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(vii)

to obtain from the independent registered public accounting firm annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent registered public accounting firm: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent registered public accounting firm, in the aggregate and by each service;

(viii)	to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner; and

(ix)	to review and approve all related party transactions of the Company;

2.	with respect to financial reporting principles and policies and internal audit controls and procedures,

(i)	to discuss with the independent registered public accounting firm the matters required to be disclosed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as it may be modified or supplemented;

(ii)	to meet with management, the independent registered public accounting firm and, if applicable and as appropriate, the director of the internal audit department:

•	to discuss significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant changes in the Company’s selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company’s financial statements;

•	to discuss the scope and results of the annual audit;

•	to discuss the annual audited financial statements, along with any off-balance sheet structures, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether they should be included in the Company’s Form 10-K;

•	to discuss quarterly financial statements;

•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent registered public accounting firm, relating to the Company’s financial statements;

•	to discuss any difficulties the independent registered public accounting firm encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management; and

•	to discuss any management or internal control letter issued, or proposed to be issued, by the independent registered public accounting firm to the Company;

(iii)	to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weakness in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls;

(iv)	to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

(v)	to establish hiring policies for employees or former employees of the independent registered public accounting firm; and

(vi)	to institute and oversee special investigations as needed;

3.	with respect to reporting and recommendations,

(i)	to prepare any report or other disclosures or any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual report;

(ii)	to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors;

(iii)	to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(iv)	to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

V.	Resources and Authority of the Audit Committee

The Audit Committee shall have the authority appropriate to discharge its duties and responsibilities, including the authority to select, engage, retain, terminate, and approve the fees and other retention terms of special or independent counsel and other advisors, as it deems necessary or appropriate to carry out its duties.

The Audit Committee shall have the appropriate funding, as determined by the Audit Committee for payment of (i) compensation to the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any independent counsel or advisers employed by the Audit Committee as it deems necessary; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

WEGENER CORPORATION

This Proxy is solicited on behalf of the Board of Directors for use at the 2007 Annual Meeting of Stockholders to be held on January 23, 2007 at 7:00 p.m., Eastern Standard Time.

The undersigned hereby appoints Robert A. Placek and C. Troy Woodbury, Jr., and each of them, attorneys and proxies with full power to each of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Wegener Corporation (the “Company”) to be held on Tuesday, January 23, 2007 at 7:00 p.m., local time, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097, and at any adjournments or postponements thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

☒ Please mark your vote as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

(1)	To elect the following nominees as Class III directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified:

Thomas G. Elliot	Stephen J. Lococo	Ned L. Mountain
☐ FOR the nominees listed above	☐ WITHHOLD AUTHORITY to vote for the nominees
(except as indicated to the contrary below)

(To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) on the line below:)

(2)	To ratify the appointment of BDO Seidman, LLP as the Independent Registered Public Accounting Firm for the Company and its subsidiaries for fiscal 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued and to be signed and dated on reverse side)

PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES REFERRED TO IN PROPOSAL (1), FOR THE PROPOSITION REFERRED TO IN PROPOSAL (2) AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY SUCH MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned revokes all prior proxies to vote the shares covered by this proxy.

Signature

Signature

Date:

(When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If stockholder is a corporation, corporate name should be signed by an authorized officer and the corporate seal affixed. For joint accounts, each joint owner should sign.)

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE.